FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of March 25, 2008, by and among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation (“NHP”), and its Affiliated signatories hereto that are listed in Schedule 1, as “Seller” (collectively, “Seller”), and EMERITUS CORPORATION, a Washington corporation (“Buyer”), with respect to the following Recitals:

R E C I T A L S:

A.           Seller and Buyer have entered into that certain Purchase and Sale Agreement dated as of February 6, 2008 (the “Purchase Agreement”), with respect to certain real property and the improvements located thereon, all as more particularly described in the Purchase Agreement.  All initially-capitalized terms used herein shall have the same meaning given to such terms in the Purchase Agreement, unless otherwise defined herein.

B.           Pursuant to the terms of the Purchase Agreement, Buyer is required to pay any loan costs, including without limitation, assumption fees or prepayment penalties/defeasance fees associated with the assumption or payoff/defeasance of the Existing Debt.

C.           The parties currently intend that the Closing Date will occur on April 2, 2008.  The parties have been informed that if the portion of the Existing Debt encumbering the facilities known as (i) Loyalton of Cape May (the “Cape May Debt”) and (ii) Loyalton of Joliet (the “Joliet Debt”) is not prepaid on the last day of a calendar month, accrued interest will be due and payable to the respective lenders for the entire month in which such prepayment occurs.

D.           In order to avoid any obligation to pay such additional interest with respect to the Cape May Debt and Joliet Debt, Buyer and Seller have agreed to enter into this Agreement in order to set forth the terms under which the Cape May Debt and Joliet Debt will be prepaid on March 31, 2008.

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement in the following particulars only:

1.           Release of Earnest Money Deposit.   Notwithstanding anything set forth in the Purchase Agreement, Escrow Agent is hereby instructed to disburse the Deposit to Seller on March 28, 2008 in accordance with the wire transfer instructions set forth on Schedule 2 attached hereto; provided, however, the foregoing shall not be deemed or construed to release Seller from its obligation to return the Deposit to Buyer in the event the Purchase Agreement is terminated pursuant to any of the following provisions thereof: (a) pursuant to Section 10(a)(i), (b) pursuant to Section 10(a)(ii) if the failure of the condition to Closing either (I) is the result of a material breach by Seller of its obligations under the Purchase Agreement, beyond any applicable cure period provided for in Section 10 thereof, or (II) regardless of the fault of Seller, arises out of any

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event or circumstance that prevents Seller from consummating the transaction provided for herein, (c) pursuant to Section 10(a)(iv), or (d) pursuant to Section 10(a)(vi).

2.           Prepayment of Debt by NHP.  At or before 11:00 AM (Pacific) on March 31, 2008, NHP shall wire transfer such amounts to the lenders or applicable loan servicer(s) (the “Lenders”) as is required to prepay the Cape May Debt and Joliet Debt in full as of March 31, 2008 pursuant to Lenders’ written payoff demands delivered to NHP. Buyer hereby acknowledges and agrees that, upon disbursement of such payoff amounts by NHP, the amount of One Million Nine Hundred Eighty-Two Thousand Seven Hundred Seventy-Six and 84/100ths Dollars ($1,982,776.84) shall be deemed to have been advanced by NHP on behalf of Buyer pursuant to the terms of that certain Promissory Note dated as of March 31, 2008 in the original face amount of Thirty Million Dollars ($30,000,000) executed by Buyer in favor of NHP, which amount shall be applied to the prepayment premiums due and payable in connection with the payoff of the Cape May Debt and Joliet Debt.

3.           Incorporation of Recitals.

The Recitals to this Agreement are incorporated herein by this reference.

4.           Counterparts.

This Agreement may be executed in several original counterparts.  Each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

5.           Effect of Agreement.

Except as specifically amended pursuant to the terms of this Agreement, the Purchase Agreement shall remain unmodified and in full force and effect.

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IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the day and year first set forth above.

“SELLER”
WITNESSES: /s/ Kevin Sherry Printed name: Kevin Sherry /s/ Jan Eckhardt Printed name: Jan Eckhardt	NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation By: /s/ Brent P. Chappell Name: Brent P. Chappell ______________ Title: _VP Portfolio Management___________
WITNESSES: /s/ Kevin Sherry Printed name: Kevin Sherry /s/ Jan Eckhardt Printed name: Jan Eckhardt
NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership

By:MLD TEXAS CORPORATION,
a Texas corporation,
its General Partner

By:          /s/ Brent P. Chappell
Name: _ Brent P. Chappell ________
Title:                _ VP Portfolio Management __

WITNESSES: /s/ Kevin Sherry Printed name: Kevin Sherry /s/ Jan Eckhardt Printed name: Jan Eckhardt	MLD DELAWARE TRUST, a Delaware business trust By: /s/ Brent P. Chappell __ Name: Brent P. Chappell _______ Title: Not in his individual capacity, but solely as Trustee

WITNESSES: /s/ Kevin Sherry Printed name: Kevin Sherry /s/ Jan Eckhardt Printed name: Jan Eckhardt
MLD PROPERTIES, LLC,
a Delaware limited liability company
By:          MLD PROPERTIES, INC.,
a Delaware corporation,
its Sole Member
By:               _/s/ Brent P. Chappell ________
Name:                        __ Brent P. Chappell _______
Title:               __ VP Portfolio Management _____

WITNESSES: /s/ Kevin Sherry Printed name: Kevin Sherry /s/ Jan Eckhardt Printed name: Jan Eckhardt	NHP SENIOR HOUSING, INC., a California corporation By: __/s/ Brent P. Chappell _______ Name: __ Brent P. Chappell _______ Title: __ VP Portfolio Management _____
WITNESSES: /s/ Kevin Sherry Printed name: Kevin Sherry /s/ Jan Eckhardt Printed name: Jan Eckhardt	NHP CM INVESTMENT, INC., a Delaware corporation By: _/s/ Brent P. Chappell ________ Name: __ Brent P. Chappell ________ Title: __ VP Portfolio Management ______
WITNESSES: /s/ Kevin Sherry Printed name: Kevin Sherry /s/ Jan Eckhardt Printed name: Jan Eckhardt	NHP JOLIET, INC., an Illinois corporation By: __/s/ Brent P. Chappell _____ Name: __ Brent P. Chappell ______ Title: __ VP Portfolio Management ____

WITNESSES: /s/ Kevin Sherry Printed name: Kevin Sherry s/ Jan Eckhardt Printed name: Jan Eckhardt
QR LUBBOCK TEXAS PROPERTIES, L.P.,
a Texas limited partnership

By:QR LUBBOCK GP, LLC,
a Texas limited liability company,
its General Partner

By:Nationwide Health Properties, Inc.,
a Maryland corporation,
its sole member

By:          __/s/ Brent P. Chappell
Name: __ Brent P. Chappell _______
Title:                __ VP Portfolio Management _____

WITNESSES: /s/ Kevin Sherry Printed name: Kevin Sherry s/ Jan Eckhardt Printed name: Jan Eckhardt	BIP SUB I, INC., a Delaware corporation By: ___/s/ Brent P. Chappell _______ Name: ___ Brent P. Chappell ____ Title: VP Portfolio Management

“BUYER”
WITNESSES: /s/ Shanda M. London Printed name: Shanda London /s/ Susannah M. Lynn Printed name: Susannah M. Lynn	EMERITUS CORPORATION, a Washington corporation By: _/s/ Eric Mendelsohn_____ Name: _ Eric Mendelsohn _________ Title: _SVP Corporate Development____

ACKNOWLEDGED AND AGREED:

Chicago Title Insurance Company

By:           /s/ illegible

Its:           AUP & Commercial Credit Manager

SCHEDULE 1

ENTITIES COMPRISING “SELLER”

1.            Nationwide Health Properties, Inc., a Maryland corporation

Fee owner of:

Charleston Gardens - Charleston, WV;
Silverleaf Manor - Meridian, MS;
Loyalton of Rockford - Rockford, IL;
Heritage Hills ALZ - Columbus, GA;
Pine Meadow - Hattiesburg, MS;
Austin Gardens ALZ - Lodi, CA; and
Clare Bridge - Corona, CA.

2.           NH Texas Properties Limited Partnership, a Texas limited partnership

Fee owner of:

Beckett Meadows - Austin, TX;

Creekside ALZ - Plano, TX;

Oak Hollow ALZ - Bedford, TX;

Pinehurst ALZ - Tyler, TX;

Stonebridge ALZ - Dallas, TX; and

Desert Springs ALZ - El Paso, TX.

3.           MLD Delaware Trust, a Delaware business trust

Fee owner of:

Autumn Ridge - Herculaneum, MO

4.           MLD Properties, LLC, a Delaware limited liability company

Fee owner of:

Kingsley Place of Shreveport - Shreveport; LA; and
Pines of Goldsboro - Goldsboro, NC.

Schedule 1-1

5.           NHP Senior Housing, Inc., a California corporation

Fee owner of:

The Lakes - Fort Myers, FL;
Loyalton of Folsom - Folsom, CA; and
Canterbury Woods - Attleboro, MA.

6.           NHP CM Investment, Inc., a Delaware corporation

Fee owner of:

Loyalton of Cape May - Cape May, NJ

7.           NHP Joliet, Inc., an Illinois corporation

Fee owner of:

Loyalton of Joliet - Joliet, IL; and
Joliet ALZ Expansion - Joliet, IL.

8.           QR Lubbock Texas Properties, L.P., a Texas limited partnership

Fee owner of:

Quail Ridge ALZ - Lubbock, Texas

9.           BIP Sub I, Inc., a Delaware corporation

Fee owner of:

Richland Gardens - Richland, WA

Schedule 1-2

SCHEDULE 2

WIRE TRANSFER INSTRUCTIONS

Schedule 2-1